UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 29, 2025

Hydrofarm Holdings Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39773	81-4895761
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1510 Main Street
Shoemakersville, PA 19555

(Address of Principal Executive
Offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 765-9990
Former Name or Former Address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYFM	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 29, 2025, Susan P. Peters, a non-employee director of Hydrofarm Holdings Group, Inc. (the “Company” or “Hydrofarm”) notified the Company’s Board of Directors (the “Board”) of her intention to retire and tendered her resignation to be effective October 1, 2025 (the "Resignation"). Ms. Peters did not resign as a result of any disagreement with the Company on any matter relating to its operations, policies or practices. In connection with Ms. Peters resignation, the Board has accelerated the vesting of 30,000 restricted stock units previously granted to Ms. Peters.
On September 29, 2025, the Company’s Board appointed Chris Yetter to serve on the Board effective as of October 1, 2025 to fill the Board vacancy as a Class III director created by the Resignation, with an initial term ending at the Company's 2026 annual meeting of stockholders. Mr. Yetter was also appointed to serve on the Compensation Committee of the Board. Mr. Yetter has served since 2018 as the Founder and Chief Investment Officer of Dumont Global, a private investment partnership and affiliate of Dumont Master Fund LP, a long standing stockholder of the Company. There are no arrangements or understandings between Mr. Yetter and any other person pursuant to which Mr. Yetter was selected as a director. There are no transactions involving Mr. Yetter requiring disclosure pursuant to Item 404(a) of Regulation S-K.
Mr. Yetter will receive compensation for services as a non-employee director of the Company consistent with the compensation generally provided to other non-employee directors of the Company. This compensation includes a pro rata grant of 20,000 restricted stock units on October 1, 2025, which are scheduled to vest on June 9, 2026.
A copy of the press release announcing the resignation of Ms. Peters and appointment of Mr. Yetter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydrofarm Holdings Group, Inc.

Date: October 2, 2025	By:	/s/ B. John Lindeman
		Name:	B. John Lindeman
		Title:	Chief Executive Officer
(Principal Executive Officer)